Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the ProShares Trust (the “Trust”) on Form N-CSR (the “Report”), each of the undersigned officers of the Trust does hereby certify that, to the best of such officer’s knowledge:

1.               The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the period presented in the Report.

Dated: February 7, 2007

By:	/s/Louis M. Mayberg
Louis M. Mayberg, President

By:	/s/ Simon Collier
Simon Collier, Treasurer

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.